UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 30, 2012

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On December 20, 2011, CMS Energy Corporation (“CMS Energy”) issued 883,640 shares of its common stock and paid $28,012,023 in cash in exchange for $28,012,000 aggregate principal amount of its 2.875 percent Convertible Senior Notes Due 2024 (“2.875 percent Convertible Note(s)”), in accordance with the terms and provisions of the Indenture of CMS Energy dated as of September 15, 1992, as supplemented by the Seventeenth Supplemental Indenture dated as of December 13, 2004 (“1992 Indenture”). Such shares of common stock were issued based on the weighted average conversion value of $1,654.25 per $1,000 principal amount of 2.875 percent Convertible Note.

On December 21, 2011, CMS Energy issued 912,714 shares of its common stock and paid $28,955,014 in cash in exchange for $28,955,000 aggregate principal amount of its 2.875 percent Convertible Notes, in accordance with the terms and provisions of the 1992 Indenture. Such shares of common stock were issued based on the weighted average conversion value of $1,653.45 per $1,000 principal amount of 2.875 percent Convertible Note.

On December 22, 2011, CMS Energy issued 158,188 shares of its common stock and paid $5,000,032 in cash in exchange for $5,000,000 aggregate principal amount of its 2.875 percent Convertible Notes, in accordance with the terms and provisions of the 1992 Indenture. Such shares of common stock were issued based on the weighted average conversion value of $1,657.44 per $1,000 principal amount of 2.875 percent Convertible Note.

On January 30, 2012, CMS Energy issued 1,440,054 shares of its common stock and paid $42,519,006 in cash in exchange for $42,519,000 aggregate principal amount of its 2.875 percent Convertible Notes, in accordance with the terms and provisions of the 1992 Indenture. Such shares of common stock were issued based on the weighted average conversion value of $1,737.99 per $1,000 principal amount of 2.875 percent Convertible Note.

On January 31, 2012, CMS Energy issued 1,017,302 shares of its common stock and paid $29,981,019 in cash in exchange for $29,981,000 aggregate principal amount of its 2.875 percent Convertible Notes, in accordance with the terms and provisions of the 1992 Indenture. Such shares of common stock were issued based on the weighted average conversion value of $1,740.39 per $1,000 principal amount of 2.875 percent Convertible Note.

On February 1, 2012, CMS Energy issued 6,782 shares of its common stock and paid $200,003 in cash in exchange for $200,000 aggregate principal amount of its 2.875 percent Convertible Notes, in accordance with the terms and provisions of the 1992 Indenture. Such shares of common stock were issued based on the weighted average conversion value of $1,739.59 per $1,000 principal amount of 2.875 percent Convertible Note.

From December 20, 2011 through February 1, 2012, CMS Energy issued a total of 4,418,680 shares of its common stock and paid $134,667,097 in cash in exchange for $134,667,000 aggregate principal amount of its 2.875 percent Convertible Notes, in accordance with the terms and provisions of the 1992 Indenture.

The above-mentioned issuances were an exchange of securities with existing shareholders, and were exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: February 3, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer